                           SCHEDULE 14C (RULE 14C-101)

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:
 [X] Preliminary Information Statement
 [ ] Definitive Information Statement
 [ ] Confidential, for Use of the Commission only (as permitted by Rule
     14c-5(d)(2))

                   Cognizant Technology Solutions Corporation
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which the transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:


[ ] Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        PRELIMINARY INFORMATION STATEMENT

                   Cognizant Technology Solutions Corporation
              500 Glenpointe Centre West, Teaneck, New Jersey 07666



                  INFORMATION STATEMENT PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER



                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

                                                            Teaneck, New Jersey,
                                                                January   , 2003

                 This information statement has been filed with the Securities and Exchange Commission (the "SEC") on January , 2003, and will be transmitted on or about January , 2003 to the holders of record as of January 7, 2003 of the common stock of Cognizant Technology Solutions Corporation, a Delaware corporation, in connection with certain action to be taken pursuant to the written consent of IMS Health, Inc., the majority stockholder of Cognizant, dated January 7, 2003. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action to be taken pursuant to the written consent shall not be effected until at least 20 days after the mailing of this information statement. Cognizant anticipates that such action will be effected on or about February , 2003.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.


                               By Order of the Board of Directors,

                               /s/ Wijeyaraj Mahadeva
                               -------------------------------------------------
                               Wijeyaraj Mahadeva
                               Chairman of the Board and Chief Executive Officer

              NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY
                    STOCKHOLDER IN LIEU OF SPECIAL MEETING,
                              DATED JANUARY , 2003

To Our Stockholders:

          NOTICE IS HEREBY GIVEN that the majority stockholder of Cognizant, by written consent dated January 7, 2003, in lieu of a special stockholder meeting, has approved the amendment and restatement of Cognizant's Amended and Restated Certificate of Incorporation as described below. Such actions will be effected on or about February , 2003:


     Amendment and restatement of Cognizant's Amended and Restated Certificate of Incorporation to:

     (a) provide for a classified board of three classes of directors, effective at the next annual meeting of stockholders; provide that the number of Cognizant's directors will be not less than three and that the exact number of directors will be fixed exclusively by Cognizant's board of directors; require that directors can be removed only by the affirmative vote of at least 80% in voting power of all of the shares of Cognizant entitled to vote generally in the election of directors, voting together as a single class; and provide that vacancies in the board of directors and newly created directorships may be filled only by the board of directors;

     (b) require that all future stockholder action be taken at a meeting of stockholders and not by written consent;

     (c) provide that a special meeting of the stockholders may be called only by the chief executive officer or the board of directors of Cognizant and not by its stockholders, and limit business transacted at any special meeting of stockholders to the purpose stated in the notice;

     (d) require the vote of at least 80% in voting power of all outstanding shares of Cognizant entitled to vote generally in the election of directors, voting together as a single class, in order for shareholders to make, amend, alter, change, add to, or repeal any provision of the by-laws of Cognizant;

     (e) require the vote of at least 80% in voting power of all outstanding shares of Cognizant entitled to vote generally in the election of directors, voting together as a single class, to amend, alter, change, add to, or repeal the provisions of the certificate of incorporation relating to:

               o the classified board, the size of the board and the filling of board vacancies and newly created directorships;

               o the inability of Cognizant's stockholders to act by written consent or to call special meetings of stockholders;

               o the 80% voting requirement in order for stockholders to amend, add to or repeal the by-laws; and

               o the 80% voting requirement to modify any of the provisions of the certificate of incorporation described above.

     (f) clarify that, following completion of the proposed exchange offer by IMS Health (described below), a transfer of a share of class B common stock will be deemed to occur upon any change of the beneficial owner of such share (resulting in the automatic conversion thereof into a share of class A common stock, as currently provided in Cognizant's certificate of incorporation); authorize the board of directors to determine whether such a transfer of class B common stock has occurred; and authorize the board of directors to determine whether at any time the outstanding shares of class B common stock represent less than 35% of the aggregate number of shares of common stock then outstanding; and include a new legend for certificates of class B common stock.

     As described below, certain of these changes potentially have anti-takeover effects.

          The written consent approving the charter amendments described above was given by IMS Health in connection with a proposed exchange offer by IMS Health. Cognizant filed a registration statement on Form S-4 with the SEC for the purpose of registering the proposed offer by IMS Health to exchange shares of Cognizant's class B common stock owned by IMS Health for each share of common stock of IMS Health. At January 7, 2003, IMS Health owned approximately 55% of Cognizant's outstanding common stock and held approximately 93% of the combined voting power of Cognizant's outstanding common stock. IMS Health is seeking to exchange up to 11,290,900 shares of Cognizant's class B common stock in the exchange offer, representing all class B shares of Cognizant that are currently owned by IMS Health. The exchange offer, which is subject to certain conditions listed in Appendix C to this information statement, is expected to commence on January , 2003 and to be completed on February , 2003. Pursuant to the written consent dated January 7, 2003 by IMS Health, the amendment and restatement of Cognizant's certificate of incorporation thereby approved will become effective only following the consummation of the exchange offer.

          As of January 7, 2003, which we refer to in this information statement as the Record Date, 9,129,438 shares of Cognizant's class A common stock and 11,290,900 shares of Cognizant's class B common stock were issued and outstanding. Each share of Cognizant's class A common stock entitles its holder to one vote on each matter submitted to the stockholders and each share of Cognizant's class B common stock entitles its holder to ten votes on each matter submitted to the stockholders.

However, because IMS Health, which holds in excess of a majority of the voting power of Cognizant's outstanding common stock as of the Record Date, has approved the foregoing amendment and restatement of the certificate of incorporation by written consent dated January 7, 2003, no other stockholder consents will be solicited in connection with this information statement. This information statement also constitutes notice of action taken without a meeting as required by Section 228 of the General Corporation Law of the State of Delaware.

          Holders of Cognizant common stock have no preemptive rights to acquire or subscribe to any additional shares of Cognizant's common stock. Cumulative voting for members of the board of directors is not provided pursuant to Cognizant's certificate of incorporation, the by-laws or the General Corporation Law of the State of Delaware.

          Cognizant has asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

          You are urged to read this information statement carefully. However, you are not requested or required to take any action with respect to the amendments to Cognizant's certificate of incorporation.

          Cognizant's principal executive offices are located at 500 Glenpointe Centre West, Teaneck, New Jersey 07666.

                 FORWARD LOOKING STATEMENTS MAY PROVE INACCURATE

          Forward-looking statements in this information statement are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this information statement that are not historical facts are forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. From time to time, Cognizant or its representatives have made or may make forward-looking statements, orally or in writing. Such forward-looking statements may be included in various filings made by Cognizant with the SEC, or press releases or oral statements made by or with the approval of an authorized executive officer of Cognizant. These forward-looking statements involve predictions. Cognizant's actual results, developments or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. In addition, the exchange offer of IMS Health is also subject to risks and uncertainties, including, but not limited to, (a) risks associated with the tax consequences of the exchange offer for IMS Health or persons participating in the exchange offer, and (b) risks relating to the number of Cognizant shares owned by IMS Health that are not distributed in the exchange offer and the manner and timing of any conversion, disposition or other action by IMS Health in respect of the Cognizant shares, and (c) risks that the conditions to the exchange offer may not be satisfied or that IMS Health could determine, in its sole discretion, not to proceed with the exchange offer.

                         SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


Common Stock

          There were, as of December 31, 2002, approximately 25 holders of record of Cognizant's class A common stock, including IMS Health, which beneficially owns all of the shares of Cognizant's class B common stock. Such shares of class B common stock are convertible, on a share-for-share basis, into shares of class A common stock(1). IMS Health acquired its ownership as a result of the spin-off of IMS Health from Cognizant Corporation. Prior to the spin-off, all of the shares of Cognizant's class B common stock were held by Cognizant Corporation.

          Cognizant filed a registration statement on Form S-4 with the SEC for the purpose of registering a proposed offer by IMS Health to exchange shares of Cognizant's class B common stock owned by IMS Health for a yet to be determined number of shares of common stock of IMS Health. IMS Health is seeking to exchange up to 11,290,900 shares of Cognizant's class B common stock in the exchange offer, representing all class B shares of Cognizant that are currently owned by IMS Health. The exchange offer, which is subject to certain conditions described in Appendix C to this information statement, is expected to commence on January , 2003 and to be completed on February , 2003.

          The following table sets forth certain information, as of December 31, 2002, with respect to holdings of each class of Cognizant's common stock by (i) each person known by Cognizant to beneficially own more than 5% of the total number of shares of each class of common stock outstanding as of such date, (ii) each of Cognizant's directors, (iii) each of Cognizant's named executives, and
(iv) all directors and executive officers as a group. This information is based upon information furnished to Cognizant by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is that of Cognizant.

                                                                    Amount and Nature of             Percent
   Name and Address of Beneficial Owner                             Beneficial Ownership(2)         of Class(3)
   ------------------------------------                             --------------------            --------
   (i)      Certain Beneficial Owners:

   1.       IMS Health(1) (4).............................               11,290,900                    55.3%

   (ii) Directors and Named Executives who are not set forth above:

                     Wijeyaraj Mahadeva(5)................                  439,676                    2.1%

                     Lakshmi Narayanan(6).................                  140,750                     *

                     Gordon Coburn(7).....................                   20,889                     *

                     Nancy E. Cooper (8) .................                       --                     --

                     Francisco D'Souza(9).................                   47,603                     *

                     Robert W. Howe(10)...................                   11,400                     *

                     John E. Klein(11)....................                   50,400                     *

                     Venetia Kontogouris(12)..............                   43,500                     *

                     James C. Malone(13)..................                   15,000                     *

                     David M. Thomas(14)..................                    7,500                     *

                     Robert E. Weissman(15)...............                    8,500                     *

                     Thomas M. Wendel(16).................                    7,500                     *

   (iii)    All Directors and executive officers as a
            group (12 persons)(17)........................                  792,718                    3.7%


----------------

                  * Less than one percent.

     (1) The current certificate of incorporation, as amended, provides that, except as provided below, each outstanding share of class B common stock shall convert automatically to a share of class A common stock upon a transfer, other than in a tax-free spin-off, to any person other than IMS Health or any of its subsidiaries or successors. In addition, prior to the completion of the exchange offer, each outstanding share of class B common stock is convertible at the holder's option into one share of class A common stock. If the exchange offer is completed, the stockholders of IMS Health that so elect will receive class B common stock, which will continue to have ten votes per share. Thereafter, shares of class B common stock will convert to class A common stock automatically upon a transfer of class B common stock and shall no longer be convertible into shares of class A common stock at the option of the holder. In addition, each share of class B common stock will convert automatically into one share of class A common stock if at any time the number of outstanding shares of class B common stock represents less than 35% of the economic ownership of Cognizant represented by the aggregate number of shares of common stock then outstanding. In the event and to the extent there are shares of class B common stock that have not been converted to class A common stock, such shares of class B common stock will automatically convert into shares of class A common stock on the fifth anniversary of the completion of the exchange offer.

     (2) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder.

     (3) Applicable percentage of ownership is based on an aggregate of 20,413,682 shares of Common Stock outstanding on December 31, 2002 (consisting of 9,122,782 shares of class A common stock and 11,290,900 shares of class B common stock), plus any presently exercisable stock options held by each such holder, and options which will become exercisable within 60 days after December 31, 2002.

     (4) The address for IMS Health is 1499 Post Road, Fairfield, Connecticut 06430. Represents 11,290,900 shares of class B common stock held of record and beneficially by IMS Health.

     (5) Represents 439,676 shares of class A common stock subject to options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 401,074 shares of class A common stock underlying options which become exercisable over time after such period.

     (6) Represents 140,750 shares of class A common stock underlying options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 88,750 shares of class A common stock underlying options which become exercisable over time after such period.

     (7) Includes 9,709 shares of class A common stock owned of record and 11,180 shares of class A common stock subject to options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 70,350 shares of class A common stock underlying options which become exercisable over time after such period.

     (8) Excludes 15,000 shares of class A common stock underlying options which become exercisable after June 5, 2003.

     (9) Includes 10,527 shares of class A common stock owned of record and 37,076 shares of class A common stock subject to options which were exercisable as of December 31, 2002 or sixty (60) days after such date.

          Excludes 69,824 shares of class A common stock underlying options which become exercisable over time after such period.


     (10) Includes 3,900 shares of class A common stock owned of record and 7,500 shares of class A common stock subject to options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 7,500 shares of class A common stock underlying options which become exercisable over time after such period.

     (11) Includes 32,900 shares of class A common stock owned of record and 17,500 shares of class A common stock subject to options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 7,500 shares of class A common stock underlying options which become exercisable over time after such period.

     (12) Includes 1,000 shares of class A common stock owned of record and 42,500 shares of class A common stock subject to options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 7,500 shares of class A common stock underlying options which become exercisable over time after such period.

     (13) Represents 15,000 shares of class A common stock underlying options which were exercisable as of December 31, 2002 or sixty (60) days after such date.

     (14) Represents 7,500 shares of class A common stock underlying options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 12,500 shares of class A common stock underlying options which become exercisable over time after such period.

     (15) Includes 1,000 shares of class A common stock owned of record and 7,500 shares of class A common stock subject to options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 12,500 shares of class A common stock underlying options which become exercisable over time after such period.

     (16) Represents 7,500 shares of class A common stock underlying options which were exercisable as of December 31, 2002 or sixty (60) days after such date. Excludes 12,500 shares of class A common stock underlying options which become exercisable over time after such period.

     (17) Includes an aggregate of 733,682 shares of class A common stock underlying options granted to Directors and executive officers listed in the table which are exercisable as of December 31, 2002 or within sixty (60) days after such date. Excludes 704,998 shares of class A common stock underlying options granted to executive officers and Directors, which become exercisable over time after such period.

                      AMENDMENTS TO COGNIZANT'S AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION

          Following the completion of the exchange offer, Cognizant's certificate of incorporation and by-laws will be amended and restated to include the provisions described below. IMS Health has acted by written consent to approve the following amendment and restatement of Cognizant's certificate of incorporation and Cognizant's board of directors has approved conforming and other amendments to Cognizant's by-laws. The following is a summary of the amendments to Cognizant's certificate of incorporation to be effected by the amendment and restatement upon the completion of the exchange offer. For complete information, you should read the full text of the new restated certificate of incorporation, included as Appendix A to this information statement.

          General

          Cognizant's board of directors approved by unanimous vote of those present the amendment and restatement of Cognizant's certificate of incorporation. The amendment and restatement will amend Cognizant's certificate of incorporation in a manner that Cognizant's board of directors believes is appropriate to foster Cognizant's long-term growth as an independent company following the exchange offer.

          Under the terms of Cognizant's existing certificate of incorporation, Cognizant's board of directors has the power to amend the by-laws without stockholder approval. As a result, separate stockholder approval is not required to effect the by-law amendments. However, effectuation of the by-law amendments and the charter amendments is subject to the completion of the exchange offer. In addition to containing those amendments to the Cognizant by-laws described in "Amendments to Cognizant's By-laws" on page 17 herein, the by-law amendments contain changes necessary to conform Cognizant's by-laws to the new restated certificate of incorporation. For complete information, you should read the full text of the amended and restated by-laws, included as Appendix B to this information statement.

          Cognizant's board of directors also expects to adopt a stockholders' rights plan prior to the expiration of the exchange offer. Please refer to "Stockholders' Rights Plan" on page 22 herein.

          Purpose and Effects of the Amendments

          The exchange offer may make it easier for a single person or group of related persons to gain control over Cognizant. Because IMS Health currently holds approximately 55% of Cognizant's outstanding common stock, constituting 93% of the combined voting power of Cognizant's common stock, it is impossible at present that a person other than IMS Health would gain control of Cognizant without IMS Health's consent. Following the exchange offer, however, the new holders of Cognizant's common stock will have the ability to elect Cognizant's entire board of directors. Accordingly, a person or group of related persons could gain control of Cognizant by acquiring a majority of the outstanding common stock, or the votes represented by those shares. In addition, the control position that IMS Health has the ability to exert in matters voted on by Cognizant stockholders will be eliminated as a result of the exchange offer. For these reasons, the proposed exchange offer could render Cognizant more susceptible to proxy contests for control of the board of directors and unsolicited takeover bids from third parties, including offers below the intrinsic value of Cognizant or other offers that would not be in the best interests of Cognizant's stockholders.

          Eliminating IMS Health as holder of approximately 55% of Cognizant's outstanding common stock, constituting 93% of the combined voting power of Cognizant's common stock, as a result of the exchange offer will increase Cognizant's vulnerability to an unsolicited takeover proposal. In order to reduce the concerns described above, the charter amendments, together with the by-law amendments and Cognizant's anticipated stockholders' rights plan, are intended to make it more difficult for a potential acquiror of Cognizant to take advantage of Cognizant's new capital structure in acquiring Cognizant by means of a transaction that is not negotiated with Cognizant's board of directors. The charter amendments, the by-law amendments and the anticipated stockholders' rights plan will reduce the vulnerability of Cognizant to an unsolicited takeover proposal. These provisions are designed to enable Cognizant to develop its business in a manner that will foster its long-term growth by reducing the threat of a takeover not deemed by Cognizant's board of directors to be in the best interests of Cognizant and its stockholders and the potential disruption entailed by such a threat of a takeover reduced to the extent practicable.

          In addition, Cognizant has agreed to indemnify IMS Health for tax liabilities under some circumstances, including, but not limited to, if in the event that Cognizant is acquired, the exchange offer becomes taxable. The likelihood of the exchange offer losing its tax-free status and the likelihood of Cognizant being subject to liability under the tax indemnification provisions of the distribution agreement increase if Cognizant is acquired. By making a takeover of Cognizant without the approval of its board of directors more difficult, the charter amendments, the by-law amendments and the anticipated stockholders' rights plan will also protect Cognizant and its stockholders from potential liabilities resulting from the loss of the tax-free status of the exchange offer.

          The amendments to Cognizant's certificate of incorporation, together with the amendments to Cognizant's by-laws, the stockholders' rights plan expected to be adopted by Cognizant's board of directors in connection with the exchange offer and the business combination statute of the General Corporation Law of the State of Delaware already in effect, along with Cognizant's existing blank check preferred stock provision, may discourage unsolicited takeover bids from third parties or efforts to remove Cognizant's incumbent management or its board of directors, or make these actions more difficult to accomplish, even if a substantial number of Cognizant's stockholders feel this would be in their best interests. The existence of these provisions may deprive Cognizant's stockholders of opportunities to sell their shares at a premium over prevailing prices. The potential inability of Cognizant's stockholders to obtain a control premium could adversely affect the market price of Cognizant's common stock.

          The board of directors is not aware of any current effort to accumulate shares of the Company's common stock or to otherwise obtain control of the Company. Rather, the defensive provisions included in the restatement of the certificate of incorporation, are being proposed at this time because of the exchange offer proposed by IMS Health. The board of directors does not currently contemplate adopting or recommending the approval of any other action, other than a stockholders' rights plan, which might have the effect of delaying, deterring or preventing a change in control of Cognizant.

          Classified Board

          Cognizant's certificate of incorporation will be amended to provide for a classified board of directors, also known as a staggered board. The board of directors, other than those directors who may be elected by the holders of Cognizant's preferred stock, will be divided into three classes of directors, each having a three-year term, effective as of the first annual meeting of stockholders following the completion of the exchange offer. A classified board staggers the terms of the three classes and will be implemented through initial one, two and three-year terms for the three classes, followed in each case by full three-year terms.

          The classified board provision will make it more difficult for a person seeking to obtain control of Cognizant to do so. With a classified board, only one-third of the members of the board are elected each year, and directors may only be removed from office for cause. Accordingly, control of a majority of Cognizant's board of directors will require the election of new directors at a minimum of two successive annual meetings of stockholders. Any newly created directorship that results from an increase in the number of directors and any vacancy occurring in the board of directors can be filled only by a majority of the directors then in office.

          The overall impact of the classified board amendment will be to render more difficult or discourage attempts to assume control of Cognizant by means of a merger or tender offer that is not negotiated with Cognizant's board of directors, even if the transaction will result in a premium over the market price for the shares of Cognizant's common stock held by the stockholders or may otherwise be favorable to the interests of the stockholders, or by means of a proxy contest. The classified board will similarly delay stockholders who do not approve of policies of Cognizant's board of directors in their attempt to replace a majority of the directors.

          Cognizant believes that the classified board amendment is advantageous to Cognizant and its stockholders for a number of reasons. As discussed above, public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions with the intent of either obtaining actual control by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their shares by Cognizant at a premium. These prospective acquirers may be in a position to elect the majority or the entirety of Cognizant's board of directors through a proxy contest or otherwise, even though they do not actually own a majority of a Cognizant's outstanding shares of common stock at the time. Once the classified board amendment is implemented, a majority of Cognizant's directors will not be able to be replaced without cause until at least two annual meetings of stockholders have occurred. By eliminating the possibility of the sudden replacement or removal of Cognizant's board of directors, the incumbent board of directors will be given the time and opportunity to evaluate any proposals for acquisition of control of Cognizant and assess and develop alternatives in a manner consistent with their responsibilities to Cognizant's stockholders without the pressure created by the threat of imminent replacement or removal or loss of control.

          In addition, by allowing directors to serve three-year terms rather than one-year terms, the classified board enhances the continuity and stability of both the composition of Cognizant's board of directors and the policies formulated by the board of directors. This enhances Cognizant's ability to adopt and implement long-term business strategies aimed at increasing stockholder value. Cognizant believes, therefore, that removing the threat of sudden replacement or removal will permit it to more effectively represent the interests of all stockholders, including responding to demands or actions by any stockholder or group.

          Cognizant has no knowledge of any present effort to gain control of Cognizant or to conduct a proxy contest. In addition, Cognizant has not experienced any problems in the past or at the present time with its board of directors' continuity or stability. However, Cognizant believes that adopting a classified board is advisable and in the best interests of stockholders because, following the completion of the exchange offer it will give Cognizant's board of directors more time to fulfill its responsibilities to stockholders and it will provide greater assurance of continuity and stability in the composition and policies of Cognizant's board of directors. Cognizant also believes that these advantages outweigh any disadvantages relating to discouraging potential acquirors from attempting to obtain control of Cognizant.

          Implementation of the Classified Board

          Cognizant's directors will be elected to three separate classes at Cognizant's next annual meeting, as follows:

     o two "Class I Directors" will be elected at Cognizant's next annual meeting to serve for a term expiring at the first annual meeting of stockholders to be held following that meeting;

     o two "Class II Directors" will be elected at Cognizant's next annual meeting to serve for a term expiring at the second annual meeting of stockholders to be held following that meeting; and

     o two "Class III Directors" will be elected at Cognizant's next annual meeting to serve for a term expiring at the third annual meeting of stockholders to be held following that meeting.

          At each annual meeting following Cognizant's next annual meeting, only directors of the class whose term is expiring that year will be required to stand for election, and upon election each director will serve a three-year term. The board of directors has set the number of directors at 6, effective upon completion of the exchange offer. Cognizant's certificate of incorporation will provide that the authorized number of directors may be decreased or increased at any time by the board of directors, but may not be less than three. No change may have the effect of removing any director from office. Upon any change in the authorized number, the total number of directors will be allocated as evenly as possible within the three classes, provided that the term of office may not be shortened for any incumbent director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Any director elected to fill a newly created directorship resulting from an increase in the size of any class shall have the same remaining term as the other directors of that class.

          Board Size

          Cognizant's certificate of incorporation will provide that the number of Cognizant's directors will be not less than three and that the exact number of directors will be fixed from time to time exclusively by Cognizant's board of directors, by a resolution adopted by the majority of the board of directors. The current by-laws contain a similar provision which will be amended to conform to the certificate of incorporation. The effect of such a provision is that the stockholders of Cognizant, acting on their own, will not have the power to amend Cognizant's by-laws to increase the size of its board of directors and fill the new directorships with their own representatives. Cognizant believes that it is important to reinforce the classified board provision in this way in light of the increased vulnerability, discussed above, that Cognizant will have following the exchange offer to potentially abusive takeover tactics and efforts to acquire control of Cognizant at a price or on terms that are not in the best interests of all stockholders. Protecting the classified board structure will help ensure that the incumbent board of directors will be given the time and opportunity to evaluate any proposals for acquisition of control of Cognizant and assess and develop alternatives in a manner consistent with their responsibility to Cognizant's stockholders, without the pressure created by the threat of imminent loss of control.

          Elimination of Ability to Act by Written Consent

          Unless otherwise provided in a company's certificate of incorporation, Delaware law permits any action required or permitted to be taken by stockholders of a company at a meeting to be taken without notice, without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize the action at a meeting of stockholders at which all shares entitled to vote were present and voted. IMS Health has approved the amendment and restatement to Cognizant's certificate of incorporation pursuant to which, upon consummation of the exchange offer, the certificate of incorporation will be amended, and conforming changes will be made to Cognizant's by-laws, to require that stockholder action be taken at an annual or special meeting of stockholders, and to prohibit stockholder action by written consent.

          This amendment will give all stockholders of Cognizant the opportunity to participate in determining any proposed action and will prevent the holders of a majority of the voting stock from using the written consent procedure to take stockholder action without affording all stockholders an opportunity to participate. This amendment will prevent stockholders from taking action other than at an annual or special meeting of stockholders at which a proposal is submitted to stockholders in accordance with the advance notice provisions of Cognizant's by-laws. This could lengthen the amount of time required to take stockholder actions, which will ensure that stockholders will have sufficient time to weigh the arguments presented by both sides in connection with any contested stockholder vote. Once the special meeting amendment is effected, stockholders will no longer have the ability to call a special meeting of stockholders of Cognizant to take corporate action between annual meetings. Accordingly, the written consent amendment in conjunction with the special meeting amendment may discourage, delay or prevent a change in control of Cognizant. For example, a proposal for the removal of Cognizant's directors for cause could, if Cognizant's board of directors desired, be delayed until the next annual meeting of Cognizant stockholders.

          Elimination of Ability to Call a Special Meeting

          Under Cognizant's current by-laws, a special meeting of stockholders may be called by the president of Cognizant or by Cognizant's board of directors and is required to be called by the president at the request in writing of a majority of the shares of common stock issued and outstanding and entitled to vote. Upon completion of the exchange offer, Cognizant's certificate of incorporation will be amended, and conforming changes will be made to Cognizant's by-laws, to prohibit stockholders from calling a special meeting and to require that business transacted at any special meeting be limited to the purpose stated in the notice of the meeting. A common tactic of bidders attempting a takeover is to initiate a proxy contest by calling a special meeting. By eliminating the stockholders' right to call a special meeting, expensive proxy contests cannot occur other than in connection with Cognizant's annual meeting. Also, Cognizant's board of directors will retain the ability to call a special meeting of the stockholders when issues arise that require a stockholder meeting. The inability of a stockholder to call a special meeting might impact upon a person's decision to purchase voting securities of Cognizant.

          Supermajority Approval Requirements

          Currently, in addition to approval by Cognizant's board of directors, the approval of the holders of a majority in voting power of Cognizant's outstanding shares of stock entitled to vote thereon is required to amend any provision of Cognizant's certificate of incorporation. Delaware law permits a company to include provisions in its certificate of incorporation that require a greater vote than the vote otherwise required by law for any corporate action. Upon completion of the exchange offer, Cognizant's certificate of incorporation will be amended to require the affirmative vote of the holders of at least 80% in voting power of the outstanding shares of Cognizant entitled to vote generally in the election of directors, voting together as a single class, to amend, alter, change, add to or repeal certain provisions of Cognizant's certificate of incorporation. The provisions in Cognizant's certificate of incorporation affected by this amendment are:

               o the provisions concerning the classified board, the size of the board and the filling of board vacancies and newly created directorships;

               o the provision concerning the inability of Cognizant's stockholders to call special meetings;

               o the provision concerning the inability of Cognizant's stockholders to act by written consent; and

               o the provision concerning the ability of Cognizant's stockholders to amend, alter, change, add to or repeal the provisions of the certificate of incorporation described in this paragraph or the by-laws.

          The supermajority voting requirement may discourage or deter a person from attempting to obtain control of Cognizant by making it more difficult to amend certain provisions of Cognizant's certificate of incorporation, whether to eliminate provisions that have an anti-takeover effect or those that protect the interests of minority stockholders. The supermajority voting requirement will make it more difficult for a stockholder or stockholder group to put pressure on Cognizant's board of directors to amend Cognizant's certificate of incorporation to facilitate a takeover attempt.

                  In addition, the supermajority amendment provides that the affirmative vote of the holders of at least 80% in voting power of the outstanding shares of Cognizant entitled to vote generally in the election of directors, voting together as a single class, is required for the stockholders to amend, alter, change, add to or repeal any provisions of the by-laws of
Cognizant. This supermajority   voting  requirement  may  discourage or  deter
a person from attempting to obtain control of Cognizant by making it more difficult to amend Cognizant's by-laws, whether to eliminate provisions that have an anti-takeover effect or those that protect the interests of minority stockholders. This supermajority voting amendment permits a minority of Cognizant's shareholders to block an attempt by its stockholders to amend or repeal its by-laws.

          Conversion of Class B Common Stock to Cognizant Class A Common Stock

          Cognizant's existing certificate of incorporation provides that upon the completion of the exchange offer each share of class B common stock will automatically convert into one share of class A common stock immediately prior to the first transfer of such share following completion of the exchange offer. Cognizant's certificate of incorporation will be amended to specify that such transfer will be deemed to occur upon any change of the beneficial owner of such share. In addition, the board of directors will

\
be authorized to determine in good faith, based on such information as it deems appropriate, whether such a transfer has occurred.

          Furthermore, the board of directors will be authorized to determine whether at any time the outstanding shares of class B common stock represent less than 35% of the economic ownership represented by the aggregate number of shares of common stock then outstanding, which would result in the automatic conversion of all outstanding shares of class B common stock into class A common Stock.

          Cognizant's existing certificate of incorporation includes a provision specifying the legend that currently appears on class B common stock certificates. As this provision will not be applicable following the exchange offer, Cognizant's certificate of incorporation will be amended to provide for a new legend.

          The purpose of these amendments is to ensure that the existing provisions that provide for automatic conversion of class B common stock into class A common stock can be properly effectuated.

          Required Vote

          Approval of the charter amendments described above, which will be effected by the amendment and restatement of the current certificate of incorporation, requires the vote or the written consent of the holders of a majority in voting power of the shares of Cognizant's common stock outstanding as of the Record Date and the holders of a majority in voting power of the shares of Cognizant's class B common stock outstanding as of the record date, voting separately as a class. IMS Health has acted by written consent with respect to all shares of Cognizant's common stock owned by it, constituting approximately 55% of the total number of outstanding shares of common stock and 93% of the voting power thereof, and all of the outstanding class B common stock, approving such amendment and restatement of the current certificate of incorporation, provided that such amendment and restatement will not become effective until the completion of the exchange offer.

                                APPRAISAL RIGHTS

          Holders of neither Cognizant's class A common stock nor Cognizant's class B common stock are entitled to appraisal rights under Section 262 of the General Corporation Law of the State of Delaware in connection with the matters discussed in this information statement.

                        AMENDMENTS TO COGNIZANT'S BY-LAWS

          In connection with the exchange offer, Cognizant's board of directors has also approved amendments to Cognizant's by-laws. Under the terms of Cognizant's existing certificate of incorporation, our directors have the power to amend Cognizant's by-laws without stockholder approval. As a result, separate approval by Cognizant's stockholders is not required to adopt the by-law amendments. A description of the by-laws amendments is included in this information statement for information purposes only. The by-law amendments will become effective upon the completion of the exchange offer. We refer you to the full text of the amendments to Cognizant's by-laws, which are attached as Appendix B.

          Cognizant's by-law amendments require that, at any annual meeting of stockholders, the only nominations of persons for election to the board of directors and proposals of business to be considered will be the nominations made or proposals of business brought before the meeting:

               o    pursuant to Cognizant's notice of meeting;

               o    by or at the direction of the board of directors; and

               o by a stockholder of Cognizant who was a stockholder of record of Cognizant at the time of the delivery of the notice provided for in the by-laws and who is entitled to vote at the meeting and who complies with the notice procedures set forth below.

          For nominations or other business to be properly brought before an annual meeting of stockholders pursuant to the third point above, the stockholder must give written notice to the secretary of Cognizant not later than 90 days and not earlier than 120 days prior to the first anniversary of the preceding year's annual meeting. If the annual meeting is more than 30 days before or more than seventy days after that anniversary date, the stockholder must give written notice not earlier than 120 days prior to the annual meeting and not later than the close of business on the later of the day that is 90 days prior to the annual meeting or 10 days following the date on which public announcement of the annual meeting is first given. The notice must set forth:

               o as to nominations, all information relating to the proposed nominee that is required to be disclosed under Regulation 14A under the Securities Exchange Act of 1934, as amended, and such person's written consent to be named as nominee and to serving as a director if elected;

               o as to other business, a description of the business desired to be brought before the meeting, the text of any proposal to be presented to the stockholders and the reasons for conducting the business at the meeting;

               o the name and address, as they appear on Cognizant's books, of the stockholder who is proposing the business, and the name and address of the beneficial owner, if any, on whose behalf the nomination or proposal is made;

               o the class and number of shares of stock of Cognizant that are owned by the stockholder or the beneficial owner on whose behalf the nomination or proposal is made;

               o a representation that the stockholder is a stockholder of record of Cognizant entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the business or nomination;

               o any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made, in the business; and

               o a representation as to whether the stockholder of record or the beneficial owner, if any, intends, or is part of a group which intends, to solicit proxies in support of the nominee or proposal.

          The amended by-laws also provide that at any special meeting of the stockholders of Cognizant, the only business that may be brought before the special meeting is the business specified in the notice of special meeting. Accordingly, the stockholders of Cognizant may not raise any other matters for consideration at special meetings.

          With respect to an election of directors to be held at a special meeting of the stockholders as determined by Cognizant's notice of special meeting, a stockholder may make a nomination pursuant to notice given not earlier than 120 days prior to the special meeting and not later than the close of the business on the later of the day that is 90 days prior to the special meeting or 10 days following the date on which public announcement of the special meeting is first made.

          These amendments may preclude nominations or the conduct of business by stockholders at a particular stockholders meeting if the proper procedures are not followed, and may discourage or deter a third party from attempting to obtain control of Cognizant, even if this attempt might be viewed as beneficial to Cognizant by its stockholders.

          The presiding officer of the meeting will determine and declare at the meeting whether the business was properly brought before the meeting in accordance with the procedures described above and may declare the nominations or the business as not properly brought before the meeting and not recognize the nominations or the business.

          In addition to the provisions described above, the by-laws amendments contain changes necessary to conform the by-laws to the amendments to Cognizant's certificate of incorporation described above. These changes contain defensive provisions and relate to the sections regarding special meetings, vacancies in the board of directors and amendments of the by-laws.

          The by-law amendments also contain:

               o changes regarding the mechanism by which notice may be given to stockholders (expanding the permissible period for giving notice and permitting electronic transmission);

               o a clarification of the quorum requirements for stockholder meetings;

               o a new paragraph regarding the authority of the person presiding at a meeting of stockholders;

               o a change from a majority requirement to a plurality requirement in the election of directors;

               o    changes regarding the fixing of the record date;

               o amendments regarding the use of electronic transmission for board consents in lieu of a meeting and amendments regarding board committees;

               o    changes to the indemnification provision; and

               o an amendment to the provision regarding stock certificates and stock transfers stating that shares may be subject to transfer restrictions and a clarification regarding the voting of securities.

          In addition, certain provisions regarding interested director transactions and stockholder ratifications have been deleted to take advantage of similar provisions in the General Corporation Law of the State of Delaware.

             CERTAIN EXISTING CIRCUMSTANCES POTENTIALLY AFFECTING A
                         CHANGE IN CONTROL OF COGNIZANT

General Corporation Law of the State of Delaware

          Under Section 203 of the General Corporation Law of the State of Delaware, a corporation is generally restricted from engaging in a business combination with an interested stockholder for a three-year period following the time the stockholder became an interested stockholder. An interested stockholder is defined as a stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within the prior three-year period did own, 15% or more of the corporation's voting stock. This restriction applies unless,

               o prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

               o the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specified shares, upon completion of the transaction which resulted in the stockholder becoming an interested stockholder; or

               o at or subsequent to the time the stockholder became an interested stockholder, the business combination was approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by that interested stockholder.

          A business combination generally includes:

               o mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

               o transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries, subject to certain exceptions;

               o transactions having the effect of increasing the proportionate share of the interested stockholder in the capital stock of the corporation or its subsidiaries, subject to certain exceptions; and

               o other transactions resulting in a disproportionate financial benefit to an interested stockholder.

          This makes a take-over of a company more difficult and may have the effect of diminishing the possibility of certain types of two-step acquisitions of a company or other unsolicited attempts to acquire a company. This may further have the effect of preventing changes in the board of directors of a company and it is possible that such provisions could make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.

Certificate of Incorporation

          Cognizant's certificate of incorporation authorizes the issuance of preferred stock with such designations, rights and preferences as may be determined from time to time by its board of directors. Accordingly, Cognizant's board of directors is empowered, without stockholder approval, to issue preferred stock with dividends, liquidation, voting or other rights that could adversely affect the voting power or other rights of the holders of Cognizant's common stock. Pursuant to the Intercompany Agreement, dated May 15, 1998, between IMS Health and Cognizant, IMS Health's consent will be required to issue any preferred stock prior to the completion of the exchange offer. After the exchange offer, neither IMS Health's nor any other stockholder's consent will be required to issue any preferred stock. In the event preferred stock is issued, it could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of Cognizant. No shares of preferred stock are issued or outstanding and Cognizant has no present plans to issue any shares of preferred stock. However, Cognizant expects to designate a new series of preferred stock in connection with its stockholders' rights plan, which is to become effective upon consummation of the exchange offer.

          STOCKHOLDERS' RIGHTS PLAN

          Upon completion of the exchange offer, Cognizant's board of directors expects to adopt a stockholders' rights plan in order to improve the ability of the board to protect and advance the interests of Cognizant and its stockholders in the event of an unsolicited proposal to acquire a significant interest in Cognizant. The stockholders' rights plan will not require stockholder approval.

          The stockholders' rights plan is expected to provide that holders of Cognizant's outstanding class A or class B common stock will receive, in the form of a dividend, a right to purchase 1/1000 of a share of a newly created series of preferred stock, which will be the economic equivalent of one share of Cognizant's common stock. Rights become exercisable on the earlier of: (1) the tenth day following the public announcement that a person or group has acquired beneficial ownership of 15% or more of Cognizant's total voting power represented by the class A common stock and class B common stock or (2) the tenth business day (or such later date as may be determined by Cognizant's board of directors) following the commencement or announcement of an intention to make a tender offer or exchange offer pursuant to which a person would acquire more than 15% of Cognizant's voting power. Rights will be redeemable at a price of $.01 per right, by the vote of Cognizant's board of directors, at any time prior to the time a person acquires more than 15% of the voting power. If any person does so, each holder of a right (other than rights held by the acquiring person, which will become void) will receive, upon exercise of the right at the then-current exercise price, shares of the class of Cognizant's common stock to which such right relates, having a market value on that date of twice the exercise price of the right, commonly referred to as a "flip-in right." If the flip-in right is exercised, the acquiring person's voting and economic interest in Cognizant would be dramatically diluted by the issuance by Cognizant of large numbers of its shares of common stock to its current stockholders other than the acquiring person at a reduced price. If, after any person acquires shares of the outstanding common stock representing more than 15% of the voting power, Cognizant is acquired in a business consolidation or 50% or more of its assets or earning power is sold, each holder of a right (other than rights held by the acquiring person, which will thereupon become void) will receive, upon exercise of the right at the then-current exercise price, shares of the acquiror having a market value on that date of twice the exercise price of the right, commonly referred to as a "flip-over right." This would cause significant dilution to the acquiror's existing shareholders.

          Any person owning in excess of 15% of Cognizant's voting power on the date of the adoption of the plan or as a result of the exchange offer will be grandfathered so long as such person does not acquire additional shares.

          Cognizant's board of directors may adopt a stockholders' rights plan in order to encourage potential acquirors to negotiate with its board of directors to preserve for its stockholders the value of the company in the event of a takeover attempt, particularly if the common stock of Cognizant is trading at prices substantially less than Cognizant's long term value. The rights plan that Cognizant's board of directors expects to adopt will reduce the likelihood that a potential acquiror who is unwilling to pay a market premium that the board determines is sufficient will attempt to acquire stock by means of an open market accumulation, front-end loaded tender offer or other coercive or unfair takeover tactic. With the stockholders' rights plan in place, if a hostile takeover is threatened or an offer to acquire a substantial block of Cognizant's common stock is made, the board would be better able to manage the process to ensure that any proposal accepted is in the best interest of all stockholders.



                     DELIVERY OF DOCUMENTS TO STOCKHOLDERS
                               SHARING AN ADDRESS

          Certain stockholders who share an address are being delivered only one copy of this information statement unless Cognizant or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of the information statement was delivered, Cognizant shall promptly deliver a separate copy of such documents to such stockholder.

Written requests should be made to Cognizant Technology Solutions, 500 Glenpointe Centre West, Teaneck, New Jersey 07666 and oral requests may be made by calling Cognizant at (201) 801-0233. In addition, if such stockholder wishes to receive a separate copy of this information statement in the future, such stockholder should notify Cognizant either in writing addressed to the foregoing address or by calling the foregoing telephone number. Stockholders sharing an address who are receiving multiple copies of the information and proxy statements of Cognizant may request delivery of a single copy of the information statement and proxy statements of Cognizant in writing to the address above or calling the number above.

Dated: January   , 2003

                                                                      APPENDIX A


                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION


         The undersigned officer of Cognizant Technology Solutions Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

         1. The name of the Corporation is Cognizant Technology Solutions Corporation. The Corporation was originally incorporated under the name Anemone Investments, Inc.

         2. The Corporation's original Certificate of Incorporation was filed with the Secretary of State on April 6, 1988.

         3. A Restated Certificate of Incorporation of the Corporation, in the form attached hereto as Exhibit A, has been duly adopted by the Board of Directors and by written consent of the majority stockholder of the Corporation, in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

         4. The Amended and Restated Certificate of Incorporation of the Corporation is hereby further amended and restated to read in its entirety as set forth in the Restated Certificate of Incorporation attached hereto as Exhibit A, which is hereby incorporated by reference.

         IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by its duly elected Chairman of the Board and Chief Executive Officer this _________ day of __, 2003.



                                                     -------------------------
                                                     Wijeyaraj Mahadeva
                                                     Chief Executive Officer

                                                                       EXHIBIT A


                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                                   ARTICLE I

         The name of the Corporation is Cognizant Technology Solutions Corporation (hereinafter, the "Corporation").

                                   ARTICLE II

         The registered office of the Corporation within the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE III

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the "GCL").

                                   ARTICLE IV

         A. The total number of shares of stock that the Corporation shall have authority to issue is One Hundred Forty Million (140,000,000) of which (i) One Hundred Million (100,000,000) shares shall be shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), and Twenty-five Million (25,000,000) shares shall be shares of Class B Common Stock, $.01 par value per share (the "Class B Common Stock") (the Class A Common Stock and the Class B Common Stock being collectively referred to herein as the "Common Stock"), and
(ii) Fifteen Million (15,000,000) shares shall be shares of Preferred Stock, $.10 par value per share (the "Preferred Stock").

         B. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the Common Stock of the Corporation, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereinafter enacted.

         C. The following is a statement of the powers, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions of the Class A Common Stock and Class B Common Stock of the Corporation.

                  (1) Except as otherwise set forth below in this Article IV, the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions of the Class A Common Stock and Class B Common Stock shall be identical in all respects.

                  (2) Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors of the Corporation from time to time out of assets or funds of the Corporation legally available therefor. If any dividend or other distribution in cash or other property is paid with respect to Class A Common Stock or with respect to Class B Common Stock (other than dividends or other distributions payable in shares of Common Stock), a like dividend or other distribution in cash or other property shall also be paid with respect to shares of the other class of Common Stock, in an amount equal per share. In the case of dividends or other distributions payable in Common Stock, including distributions pursuant to stock splits or divisions of Common Stock of the Corporation, only shares of Class A Common Stock shall be paid or distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be paid or distributed with respect to Class B Common Stock. The number of shares of Class A Common Stock and Class B Common Stock so distributed shall be equal in number on a per share basis. Neither the shares of Class A Common Stock nor the shares of Class B Common Stock may be reclassified, subdivided or combined unless such reclassification, subdivision or combination occurs simultaneously and in the same proportion for each class.

                  (3) (a) At every meeting of the stockholders of the Corporation, every holder of Class A Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock standing in his, her or its name on the transfer books of the Corporation, and every holder of Class B Common Stock shall be entitled to ten votes in person or by proxy for each share of Class B Common Stock standing in his, her or its name on the transfer books of the Corporation in connection with the election of directors and all other matters submitted to a vote of the stockholders; provided, however, that with respect to any proposed conversion subsequent to a Tax-Free Spin-Off (as defined in paragraph (C)(6)(b) below) of the shares of Class B Common Stock into shares of Class A Common Stock pursuant to paragraph (C)(6)(b) below, each holder of a share of Common Stock, irrespective of class, shall have one vote in person or by proxy for each share of Common Stock standing in his, her or its name on the transfer books of the Corporation. Except as may be otherwise required by this Article IV, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class on all matters submitted to a vote of the holders of Common Stock.

                      (b) Subject to any rights of the holders of Preferred Stock, the provisions of this Restated Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the approval of a majority of the votes entitled to be cast by the holders of the Class A Common Stock and the Class B Common Stock, voting together as a single class; provided, however, that with respect to any proposed amendment of this Restated Certificate of Incorporation which would alter or change the powers, preferences or special rights of the shares of Class A Common

         Stock or Class B Common Stock so as to affect them adversely, the approval of a majority of the votes entitled to be cast by the holders of the shares affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Class A Common Stock and the Class B Common Stock voting together as a single class as hereinbefore provided. Any increase in the authorized number of shares of any class or classes of stock of the Corporation or creation, authorization or issuance of any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, shares of any such class or classes of stock shall be deemed not to affect adversely the powers, preferences or special rights of the shares of Class A Common Stock or Class B Common Stock. Neither the outcome of any vote with respect to any proposed conversion subsequent to a Tax-Free Spin-Off of the shares of Class B Common Stock into shares of Class A Common Stock pursuant to paragraph (C)(6)(b) below nor the occurrence of the events described in the last sentence of paragraph (C)(6)(b)(iii) below shall be deemed to be a modification, revision, alteration, amendment, repeal or rescission of the provisions of this Restated Certificate of Incorporation.

                      (c) Every reference in this Restated Certificate of Incorporation to a majority or other proportion of shares of Common Stock, Class A Common Stock or Class B Common Stock shall refer to such majority or other proportion of the votes to which such shares of Common Stock, Class A Common Stock or Class B Common Stock, as applicable, are entitled.

                  (4) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Class A Common Stock and Class B Common Stock. For the purposes of this paragraph (C)(4), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

                  (5) In the event of any reorganization or any consolidation of the Corporation with one or more other corporations or a merger of the Corporation with another corporation unless immediately following such event, and based solely on the securities issued in connection therewith, a majority of the total voting power of the successor corporation is held by Persons (as defined in paragraph (C)(6)(b)(ii) below) that were stockholders of the Corporation immediately prior to such event, each holder of a share of Class A Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a share of Class B Common Stock and each holder of a share of Class B Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a share of Class A Common Stock; provided, however, that in the event of any such reorganization or consolidation in which a majority of the total voting power of the successor corporation is held by Persons that were stockholders of the Corporation immediately prior to such event, each holder of a share of Class A Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a share of Class B Common Stock and vice versa except that any stock or securities received may differ insofar as is necessary to preserve the respective voting rights of the Class A Common Stock and Class B Common Stock hereunder.

                  (6) (a) Prior to the date on which shares of Class B Common Stock are distributed to stockholders of Cognizant (as defined in paragraph (C)(6)(b) below) in a Tax-Free Spin-Off, each record holder of shares of Class B Common Stock may convert from time to time any or all of such shares into an equal number of shares of Class A Common Stock by surrendering the certificates for such shares, accompanied by any required tax transfer stamps and by a written notice by such record holder to the Corporation stating that such record holder desires to convert such shares of Class B Common Stock into the same number of shares of Class A Common Stock and requesting that the Corporation issue all of such shares of Class A Common Stock to Persons named therein, setting forth the number of shares of Class A Common Stock to be issued to each such Person and the denominations in which the certificates therefor are to be issued. To the extent permitted by law, such voluntary conversion shall be deemed to have been effected at the close of business on the date of such surrender. Following a Tax-Free Spin-Off, shares of Class B Common Stock shall no longer be convertible into shares of Class A Common Stock except as set forth in paragraph
         (C)(6)(b) below.

                      (b) (i) Prior to a Tax-Free Spin-Off, each share of Class B Common Stock shall automatically convert into one share of Class A Common Stock immediately prior to the transfer of such share if, after such transfer, such share is not Beneficially Owned (as defined below) by Cognizant. Shares of Class B Common Stock shall not convert into shares of Class A Common Stock (x) in any transfer effected in connection with a distribution of Class B Common Stock as a spin-off, split-up or split-off to stockholders of Cognizant intended to be on a tax-free basis under the Internal Revenue Code of 1986, as amended from time to time (the "Code") (a "Tax-Free Spin-Off'), or (y) except as otherwise set forth below in this paragraph (C)(6)(b), in any transfer after a Tax-Free Spin-Off. For purposes of this paragraph (C)(6), a Tax-Free Spin-Off shall be deemed to have occurred at the time shares are first transferred to stockholders of Cognizant following receipt of an affidavit described in clauses (vi) or (vii) of the first sentence of paragraph (C)(6)(d) below. For purposes of this paragraph (C)(6), "Cognizant" shall mean Cognizant Corporation, a Delaware corporation, all successors to Cognizant Corporation by way of merger, consolidation or sale of all or substantially all its assets, and all corporations, partnerships, joint ventures, associations and other entities in which Cognizant Corporation Beneficially Owns, directly or indirectly, 50% or more of the outstanding voting stock, voting power or similar voting interests ("Voting Interests") (each, a "Subsidiary Entity"), but which shall not include the Corporation or any Subsidiary Entity in which the Corporation Beneficially Owns, directly or indirectly, 50% or more of the outstanding Voting Interests (it being understood that Cognizant shall mean IMS Health Incorporated upon consummation of the reorganization of Cognizant into IMS Health Incorporated and Nielsen Media Research on or about June 30, 1998). The terms "Beneficially Own," "Beneficially Owns" and "Beneficially Owned" as used herein shall have the meanings ascribed to such terms in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect on the date of filing of this Restated Certificate of Incorporation.

                  (ii) The term "Person" as used herein shall mean any individual, firm, corporation or other entity; each reference to an "individual" (or to a "record holder" of shares, if an individual) shall be deemed to include in his or her representative capacity a guardian, committee, executor, administrator or other legal representative of such individual or record holder.

                  (iii) In the event of a Tax-Free Spin-Off, each share of Class B Common Stock shall automatically convert into one share of Class A Common Stock (x) immediately prior to the first transfer of such share (such transfer being deemed to occur upon any change of the Beneficial Owner thereof) after such share is transferred to a stockholder of Cognizant in the Tax-Free Spin-Off or (y) if later, on the fifth anniversary of the date on which such share of Class B Common Stock is first transferred to a stockholder of Cognizant in the Tax-Free Spin-Off unless, prior to such Tax-Free Spin-Off, Cognizant delivers to the Corporation the written advice of counsel, reasonably satisfactory to the Corporation, to the effect that such conversion could adversely affect the ability of Cognizant to obtain a favorable ruling from the Internal Revenue Service that the distribution would be a Tax-Free Spin-Off under the Code or the Internal Revenue Service has adopted a general non-ruling policy on tax-free spinoffs and that such conversion could adversely affect the status of the transaction as a Tax-Free Spin-Off. If such written advice of counsel is received, approval of such conversion shall be submitted to a vote of the holders of the Common Stock as soon as practicable after the fifth anniversary of the Tax-Free Spin-Off. At the meeting of stockholders called for such purpose, every holder of Common Stock shall be entitled to one vote (irrespective of the voting rights provided for such shares under paragraph (C)(3)(a) above) in person or by proxy for each share of Common Stock standing in his or her name on the transfer books of the Corporation. Approval of such conversion shall require the approval of a majority of the votes, on the per share voting basis provided in the preceding sentence, entitled to be cast by the holders of the Class A Common Stock and Class B Common Stock present and voting, voting together as a single class, and the holders of the Class B Common Stock shall not be entitled to a separate class vote. Such conversion shall be effective on the date on which such approval is given at a meeting of stockholders called for such purpose. Notwithstanding the foregoing, if Cognizant delivers to the Corporation prior to such anniversary the written advice of counsel, reasonably satisfactory to the Corporation, to the effect that such vote could adversely affect the status of the transaction as a Tax-Free Spin-Off (including without limitation the ability to obtain a favorable ruling from the Internal Revenue Service), such vote shall not be held and no such conversion shall take place. Upon delivery of such written advice of counsel as to such vote, and the further advice that the continued existence of this paragraph
         (C)(6)(b)(iii) itself could adversely affect the status of the transaction as a Tax-Free Spin-Off (including without limitation the ability to obtain a favorable ruling from the Internal

         Revenue Service), then this paragraph (C)(6)(b)(iii) shall thereafter be null and void and no longer be deemed to be part of this Restated Certificate of Incorporation.

                  (iv) If at any time the outstanding shares of Class B Common Stock shall cease to represent at least 35% of the economic ownership represented by the aggregate number of shares of Common Stock then outstanding, then each share of Class B Common Stock shall automatically convert into one share of Class A Common Stock.

                  (v) The Corporation will provide notice of any automatic conversion of all outstanding shares of Class B Common Stock to holders of record as soon as practicable after the conversion; provided, however, that the Corporation may satisfy such notice requirement by providing such notice prior to conversion. Such notice shall be provided by mailing notice of such conversion first class postage prepaid, to each holder of record of the Common Stock, at such holder's address as it appears on the transfer books of the Corporation; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the automatic conversion of any shares of Class B Common Stock. Each such notice shall state, as appropriate, the following:

                  (A) the automatic conversion date;

                  (B) that all outstanding shares of Class B Common Stock are automatically converted;

                  (C) the place or places where certificates for such shares are to be surrendered for conversion; and

                  (D) that no dividends will be declared on the shares of Class
                      B Common Stock converted after such conversion date.

                  (vi) The Board of Directors of the Corporation shall have the power and authority to determine in good faith, based on such information as it deems appropriate, (x) whether there has occurred a transfer of a share of Class B Common Stock as described in clause (x) of paragraph (C)(6)(b)(iii) above, and (y) whether at any time the outstanding shares of Class B Common Stock represent less than 35% of the economic ownership represented by the aggregate number of shares of Common Stock then outstanding as described in paragraph (C)(6)(b)(iv) above.

         Immediately upon such conversion, the rights of the holders of shares of Class B Common Stock as such shall cease and such holders shall be treated for all purposes as having become the record owners of the shares of Class A Common Stock issuable upon such conversion; provided, however, that such Persons shall be entitled to receive when paid any dividends declared on the Class B Common Stock as of a record date preceding the time of such conversion and unpaid as of the time of such conversion, subject to paragraph (C)(6)(f) below.

                  (c) Prior to a Tax-Free Spin-Off, holders of shares of Class B Common Stock may (i) sell or otherwise dispose of or transfer any or all of such shares held by them, respectively, only in connection with a transfer which meets the qualifications of paragraph (C)(6)(d) below, and under no other circumstances, or (ii) convert any or all of such shares into shares of Class A Common Stock as provided in paragraph (C)(6)(a) above. Prior to a Tax-Free Spin-Off, no one other than those Persons in whose names shares of Class B Common Stock originally are registered on the stock ledger of the Corporation, or transferees or successive transferees who receive shares of Class B Common Stock in connection with a transfer which meets the qualifications set forth in paragraph (C)(6)(d) below, shall by virtue of the acquisition of a certificate for shares of Class B Common Stock have the status of an owner or holder of shares of Class B Common Stock or be recognized as such by the Corporation or be otherwise entitled to enjoy for his or her own benefit the special rights and powers of a holder of shares of Class B Common Stock.

         Holders of shares of Class B Common Stock may at any and all times transfer to any Person the shares of Class A Common Stock issuable upon conversion of such shares of Class B Common Stock.

                      (d) Prior to a Tax-Free Spin-Off, shares of Class B Common Stock shall be transferred on the books of the Corporation and a new certificate therefor issued, upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary of the Corporation) of the certificate for such shares, in proper form for transfer and accompanied by all requisite stock transfer tax stamps, only if such certificate when so presented shall also be accompanied by any one of the following:

                  (i) an affidavit from Cognizant stating that such certificate is being presented to effect a transfer by Cognizant of such shares to a successor of Cognizant or Subsidiary Entity of Cognizant; or

                  (ii) an affidavit from Cognizant or a successor of Cognizant stating that such certificate is being presented to effect a transfer by any Subsidiary Entity of Cognizant or a successor of Cognizant of such shares to Cognizant or a successor of Cognizant or another Subsidiary Entity of Cognizant or a successor of Cognizant; or

                  (iii) an affidavit from Cognizant or a successor of Cognizant stating that such certificate is being presented to effect a transfer by Cognizant or a successor of Cognizant of such shares to the stockholders of Cognizant or a successor of Cognizant in connection with a Tax-Free Spin-Off.

         Each affidavit of a record holder furnished pursuant to this paragraph
(C)(6)(d) shall be verified as of a date not earlier than five days prior to the date of delivery thereof, and, where such record holder is a corporation or partnership, shall be verified by an officer of the corporation or by a general partner of the partnership, as the case may be.

                      (e) Prior to the occurrence of a Tax-Free Spin-Off, each certificate for shares of Class B Common Stock shall bear a legend on the face thereof reading as follows:

         "The shares of Class B Common Stock represented by this Certificate may not be transferred to any person or entity in connection with a transfer that does not meet the qualifications set forth in paragraph (C)(6)(d) of Article IV of the Restated Certificate of

Incorporation of this Corporation and no person who receives such shares in connection with a transfer which does not meet the qualifications prescribed by paragraph (C)(6)(d) of said Article IV is entitled to own or to be registered as the record holder of such shares of Class B Common Stock and such shares will have been automatically converted into Class A Common Stock upon any such purported transfer. The record holder of this certificate may at any time convert such shares of Class B Common Stock into the same number of shares of Class A Common Stock. Each holder of this certificate, by accepting the same, accepts and agrees to all of the foregoing."

         Upon and after the transfer of shares in a Tax-Free Spin-Off, shares of Class B Common Stock shall no longer bear the legend set forth above in this paragraph (C)(6)(e), instead each certificate for shares of Class B Common Stock shall bear a legend on the face thereof reading as follows:

         "According to the Restated Certificate of Incorporation of Cognizant Technology Solutions Corporation, the shares of Class B Common Stock represented by this certificate will be automatically converted into shares of Class A Common Stock upon any transfer of such shares of Class B Common Stock. Consequently, no purported transferee of any shares of Class B Common Stock is entitled to own or to be registered as the record holder of such shares of Class B Common Stock but instead shall be entitled to own and be registered as the record holder of a like number of shares of Class A Common Stock. Each holder of this certificate, by accepting the same, accepts and agrees to all of the foregoing."

                      (f) Upon any conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to the provisions of this paragraph (C)(6), any dividend, for which the payment date shall be subsequent to such conversion, which may have been declared on the shares of Class B Common Stock so converted shall be deemed to have been declared, and shall be payable, with respect to the shares of Class A Common Stock into or for which such shares of Class B Common Stock shall have been so converted, and any such dividend payable in Common Stock shall be deemed to have been declared, and shall be payable, in shares of Class A Common Stock.

                      (g) The Corporation shall not reissue or resell any shares of Class B Common Stock which shall have been converted into shares of Class A Common Stock pursuant to or as permitted by the provisions of this paragraph (C)(6), or any shares of Class B Common Stock which shall have been acquired by the Corporation in any other manner. The Corporation shall, from time to time, take such appropriate action as may be necessary to retire such shares and to reduce the authorized amount of Class B Common Stock accordingly. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, such number of shares of Class A Common Stock as would become issuable upon the conversion of all shares of Class B Common Stock then outstanding.

                      (h) In connection with any transfer or conversion of any stock of the Corporation pursuant to or as permitted by the provisions of this paragraph (C)(6) or in connection with the making of any determination referred to in this paragraph (C)(6):

                           (i) the Corporation shall be under no obligation to
                  make any investigation of facts unless an officer, employee or agent of the Corporation responsible for making such transfer or determination or issuing Class A Common Stock pursuant to such conversion has substantial reason to believe, or unless the Board of Directors (or a committee of the Board of Directors designated for such purpose) determines that there is substantial reason to believe, that any affidavit or other document is incomplete or incorrect in a material respect or that an investigation would disclose facts upon which any determination referred to in paragraph (C)(6)(f) above should be made, in either of which events the Corporation shall make or cause to be made such investigation as it may deem necessary or desirable in the circumstances and have a reasonable time to complete such investigation; and

                           (ii) neither the Corporation nor any director,
                  officer, employee or agent of the Corporation shall be liable in any manner for any action taken or omitted in good faith.

                  (i) The Corporation will not be required to pay any documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on the conversion of shares of Class B Common Stock pursuant to this paragraph (C)(6), and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                (7) All rights to vote and all voting power (including, without limitation thereto, the right to elect directors) shall be vested exclusively in the holders of Common Stock, voting together as a single class, except as otherwise expressly provided in this Restated Certificate of Incorporation, in a Preferred Stock Designation or as otherwise expressly required by applicable law.

         D. Subject to the limitations and in the manner provided by law, shares of the Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation or a duly-authorized committee of the Board of Directors of the Corporation, in accordance with the laws of the State of Delaware, is hereby authorized to determine or alter the relative rights, powers (including voting powers), preferences, privileges and restrictions granted to or imposed upon Preferred Stock or any wholly unissued series of shares of Preferred Stock, and to increase or decrease (but not below the number of shares of any series of Preferred Stock then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall upon the taking of any action required by applicable law resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE V

         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Election of directors need not be by written ballot unless the bylaws so provide.

                                   ARTICLE VI

         The books and records of the Corporation may be kept (subject to any mandatory requirement of law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or by the bylaws of the Corporation.

                                  ARTICLE VII

         The Board of Directors shall be authorized to make, amend, alter, change, add to or repeal the By-Laws of the corporation in any manner not inconsistent with the laws of the State of Delaware. The affirmative vote of the holders of at least 80 percent in voting power of all outstanding shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to make, amend, alter, change, add to or repeal any provision of the By-Laws of the corporation.

                                  ARTICLE VIII

                  (1) The board of directors shall consist of not less than three directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors. Commencing with the election of directors at the first annual meeting following this Restated Certificate of Incorporation becoming effective, the directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be originally elected for a term expiring at the succeeding annual meeting of stockholders, Class II directors shall be originally elected for a term expiring at the second succeeding annual meeting of stockholders, and Class III directors shall be originally elected for a term expiring at the third succeeding annual meeting of stockholders. At each annual meeting of stockholders, other than the first annual meting following this Restated Certificate of Incorporation becoming effective, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Directors may be removed only by the affirmative vote of at least 80 percent in voting power of all outstanding shares of the corporation entitled to vote generally in the election of directors, voting as a single class.

                  (2) Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation (including any certificate of designations relating to any series of preferred stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VIII unless expressly provided by such terms.

                                   ARTICLE IX

         Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the corporation may be called only by the Chief Executive Officer of the corporation or by the Board of Directors pursuant to a resolution approved by the Board of Directors, and special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

                                   ARTICLE X

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation and its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law; (c) under Section 174 of the GCL; or (d) for any transaction from which the director derived an improper personal benefit.

         If the GCL hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended GCL. Any repeal or modification of the foregoing provisions of this Article X shall not adversely affect any right or protection of any director, officer, employee or agent of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE XI

         (1) The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

         (2) Notwithstanding anything else contained in this Restated Certificate of Incorporation or the By-laws of the corporation to the contrary, the affirmative vote of the holders of at least 80 percent in voting power of all the outstanding shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to amend, alter, change, add to or repeal any provision of Article VII, Article VIII, Article IX or this Article XI or to adopt any provision inconsistent therewith.

                                                                      APPENDIX B



                          AMENDED AND RESTATED BY-LAWS

                                       OF

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                                   ARTICLE I

                                  STOCKHOLDERS

         SECTION 1. The annual meeting of the stockholders of the corporation for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held on the third Wednesday in April of each year, if not a legal holiday, and if a legal holiday, then on the next secular day following, within or without the State of Delaware, or at such time and place as may be designated from time to time by the Board of Directors.

         SECTION 2. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the corporation may be called only by the Chief Executive Officer of the corporation or by the Board of Directors pursuant to a resolution approved by the Board of Directors, and special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         SECTION 3. Except as otherwise provided by law, notice of the time, place and purpose or purposes of every meeting of stockholders shall be given not earlier than sixty, nor less than ten, days previous thereto to each stockholder of record entitled to vote at the meeting. Notice of any meeting of stockholders need not be given to any stockholders who shall waive notice thereof, before or after such meeting, in writing or by electronic transmission, or to any stockholder who shall attend such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 4. The holders of record of a majority in voting power of the issued and outstanding shares of the corporation, which are entitled to vote at the meeting, shall, except as otherwise provided by law, constitute a quorum at all meetings of the stockholders. If there be no such quorum present in person or by proxy, the holders of a majority in voting power of such shares so present or represented may adjourn the meeting from time to time.

         SECTION 5. (1) Meetings of the stockholders shall be presided over by the Chief Executive Officer or Chairman, or, if neither is present, by a Vice President or, if no such officer is present, by a chairman to be chosen at the meeting. The Secretary of the corporation or, in his absence, an Assistant Secretary shall act as secretary of the meeting. If neither the Secretary nor an Assistant Secretary is present, the chairman shall appoint a secretary.

         (2) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         SECTION 6. Each stockholder entitled to vote at any meeting may vote in person or by proxy for each share of stock held by him which has voting power upon the matter in question at the time; but no proxy shall be voted on after three years from its date, unless such proxy provides for a longer period.

         SECTION 7. At all elections of directors the voting shall be by ballot, and a plurality of the votes cast shall elect. Except as otherwise provided by the Certificate of Incorporation, these By-laws, the rules or regulations of any stock exchange applicable to the corporation, or applicable law, all other questions to stockholders shall be determined by a majority of the votes cast on such questions.

         SECTION 8. In order that the corporation may determine the stockholders entitled to notice at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty
(60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 9. (A) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 9 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 9.

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 9, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

         (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-laws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends
         (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or
         (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.

                  (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 9 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 9 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the corporation.

         B. Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 9 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 9. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this
Section 9 shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

         C. General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 9 shall be eligible to be elected at an annual or special meeting of stockholders of the corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 9 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this Section
9) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 9, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 9, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

                  (2) For purposes of this Section 9, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  (3) Notwithstanding the foregoing provisions of this Section 9, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 9. Nothing in this Section 9 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the

         Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

                                   ARTICLE II

                               BOARD OF DIRECTORS

         SECTION 1. The Board of Directors of the corporation shall consist of such number of directors, not less than three, as shall from time to time be fixed by the affirmative vote of a majority of the Board of Directors. A majority of the total number of directors shall constitute a quorum for the transaction of business. Directors need not be stockholders.

         SECTION 2. Vacancies in the Board of Directors and newly created directorships resulting from an increase in the number of directors shall be filled as provided in the Certificate of Incorporation.

         SECTION 3. Meetings of the Board of Directors shall be held at such place within or without the State of Delaware as may from time to time be fixed by resolution of the Board or as may be specified in the notice of call of any meeting. Regular meetings of the Board of Directors shall be held at such times as may from time to time be fixed by resolution of the Board and special meetings may be held at any time upon the call of the Chief Executive Officer or Chairman, by oral, telegraphic, facsimile or written notice or notice by means of electronic transmission, duly served on or sent, given or mailed to each director not less than one day before the meeting. The notice of any meeting need not specify the purposes thereof. A meeting of the Board may be held without notice immediately after the meeting of stockholders at the same place at which such meeting is held. Notice need not be given of regular meetings of the Board held at times fixed by resolution of the Board. Notice of any meeting need not be given to any director who shall attend such meeting in person or who shall waive notice thereof, before or after such meeting, in writing or by electronic transmission. Unless otherwise provided by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings (or electronic transmission or transmissions) are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 4. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, which to the extent permitted by law and provided in said resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. A majority of the members of a committee shall constitute a quorum for the transaction of its business. The Board of Directors may designate one or more directors as alternate members of any committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors, to act at the meeting for all purposes in the place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

                                  ARTICLE III

                                    OFFICERS

         SECTION 1. The Board of Directors as soon as may be after their election held in each year shall elect officers of the corporation, including a Chief Executive Officer, President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors may also from time to time appoint such other officers (including a Chairman who shall be a member of the Board of Directors, one or more Vice Chairmen, one or more Assistant Secretaries and one or more Assistant Treasurers) as it may deem proper or may delegate to any elected officer of the corporation the power so to appoint and remove any such other officers and to prescribe their respective terms of office, authorities and duties. Any Vice President may be designated Executive, Senior, or Regional, or may be given such other designation or combination of designations.

         SECTION 2. All officers of the corporation elected or appointed by the Board of Directors shall hold office until their respective successors are chosen and qualified. Any officer may be removed from office at any time either with or without cause by the affirmative vote of a majority of the members of the Board then in office, or, in the case of appointed officers, by any elected officer upon whom such power of removal shall have been conferred by the Board of Directors.

         SECTION 3. Each of the officers of the corporation elected or appointed by the Board of Directors shall have the powers and duties prescribed by law, by the By-laws or by the Board of Directors and, unless otherwise prescribed by the By-laws or by the Board of Directors, shall have such further powers and duties as ordinarily pertain to his office. The Chief Executive Officer shall be the Principal Executive Officer and shall have the general direction of the affairs of the corporation. Any officer, agent, or employee of the corporation may be required to give bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors may from time to time prescribe.

         SECTION 4. The corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person (a "Covered Person") made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation. Notwithstanding the preceding sentence, except as specifically provided in this paragraph below, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the corporation. The corporation shall to the fullest extend not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article III or otherwise. The corporation may indemnify, to the full extent permitted by such law, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Article III is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. The indemnification provided by this Article III shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article III or otherwise.

                                   ARTICLE IV

                              CERTIFICATES OF STOCK

         SECTION 1. Except as otherwise determined by resolution of the Board of Directors in respect of any uncertificated shares, the interest of each stockholder of the corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. Subject to any applicable restrictions on transfer, the shares of the stock of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his attorney, upon surrender for cancellation of a certificate or certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the corporation or its agents may reasonably require.

         SECTION 2. The certificates of stock shall be signed by such officer or officers as may be permitted by law to sign (except that where any such certificate is countersigned by a transfer agent other than the corporation or its employee, or by a registrar other than the corporation or its employee, the signatures of any such officer or officers may be facsimiles), and shall be countersigned and registered in such manner, all as the Board of Directors may by resolution prescribe. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been issued by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the corporation.

         SECTION 3. No certificate for shares of stock in the corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of such evidence of such loss, theft or destruction and upon delivery to the corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors in its discretion may require.

                                   ARTICLE V

                                 CORPORATE BOOKS

         The books of the corporation may be kept outside of the State of Delaware at such place or places as the Board of Directors may from time to time determine.

                                   ARTICLE VI

                          CHECKS, NOTES, PROXIES, ETC.

         All checks and drafts on the corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be thereunto authorized from time to time by the Board of Directors. Proxies to vote and consents with respect to securities of other corporations or entities owned by or standing in the name of the corporation may be executed and delivered from time to time on behalf of the corporation by the Chief Executive Officer, or by such officers as the Board of Directors may from time to time determine.

                                  ARTICLE VII

                                   FISCAL YEAR

         The fiscal year of the corporation shall begin on the first day of January in each year and shall end on the thirty-first day of December following.

                                  ARTICLE VIII

                                 CORPORATE SEAL

         The corporate seal shall have inscribed thereon the name of the corporation and the words "Corporate Seal" state and date of incorporation. In lieu of the corporate seal, when so authorized by the Board of Directors or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

                                   ARTICLE IX

                                     OFFICES

         The corporation and the stockholders and the directors may have offices outside of the State of Delaware at such places as shall be determined from time to time by the Board of Directors.

                                   ARTICLE X

                                   AMENDMENTS

         The Board of Directors shall be authorized to make, amend, alter, change, add to or repeal the By-laws of the corporation in any manner not inconsistent with the laws of the State of Delaware. The affirmative vote of the holders of at least 80 percent in voting power of all the outstanding shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to make, amend, alter, change, add to or repeal any provision of the By-laws of the corporation.

                                                                      APPENDIX C

          CONDITIONS FOR COMPLETION OF THE EXCHANGE OFFER BY IMS HEALTH

          IMS Health may not complete the exchange offer if less than     shares
of IMS Health common stock are validly tendered.

          IMS Health also may not accept shares for exchange and may terminate or not complete the exchange offer if:

               o any action, proceeding or litigation against IMS Health or Cognizant seeking to enjoin, make illegal or delay completion of the exchange offer or otherwise relating in any manner to the exchange offer is instituted or threatened;

               o any order, stay, judgment or decree is issued by any court, government, governmental authority or other regulatory or administrative authority and is in effect, or any statute, rule, regulation, governmental order or injunction shall have been proposed, enacted, enforced or deemed applicable to the exchange offer, any of which would or might restrict, prohibit or delay completion of the exchange offer or impair the contemplated benefits of the exchange offer to IMS Health or to Cognizant;

               o IMS Health reasonably determines that any of the representations or undertakings made in connection with, or assumptions underlying, the opinion given by McDermott, Will & Emery regarding the tax-free nature of the exchange offer is not true and correct in all material respects, or IMS Health does not, for any reason, receive an updated copy of such opinion dated as of the date of expiration of the exchange offer in form and substance reasonably satisfactory to IMS Health, or a change in law or fact occurs that leads IMS Health to feel less confident about the tax-free nature of the exchange offer than IMS Health feels on the date of the prospectus relating to the exchange offer;

               o any of the following occurs and the adverse effect of such occurrence, in IMS Health's reasonable judgment, is continuing:

                    o any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States,

                    o any extraordinary or material adverse change in U.S. financial markets generally, including, without limitation, a decline of at least ten percent in either the Dow Jones Average of


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

                         Industrial Stocks or the Standard & Poor's 500 Index from their reported levels on the last trading day prior to the date of this document,

                    o a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States,

                    o any limitation, whether or not mandatory, by any governmental entity on, or any other event that would reasonably be expected to materially adversely affect, the extension of credit by banks or other lending institutions,

                    o a commencement of war or other national or international calamity directly or indirectly involving the United States, which would reasonably be expected to affect materially and adversely, or to delay materially, the completion of the exchange offer, or

                    o a deterioration in any of the situations above to the extent that they exist at the time of commencement of the exchange offer,

               o any tender or exchange offer, other than the exchange offer by IMS Health, with respect to some or all the outstanding Cognizant common stock or IMS Health common stock or any merger, acquisition or other business combination proposal involving IMS Health or Cognizant, shall have been proposed, announced or made by any person or entity;

               o any event or events occur that have resulted or may result, in IMS Health's reasonable judgment, in an actual or threatened material change in the business condition (financial or otherwise), income, operations, stock ownership (other than the exchange offer) or prospects of IMS Health and its subsidiaries, taken as a whole, or of Cognizant and its subsidiaries, taken as a whole; or

               o as the term "group" is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended,

                    o any person, entity or group acquires more than five percent of the outstanding shares of IMS Health common stock or Cognizant class A common stock, other than a person, entity or group which had publicly disclosed such ownership with the SEC on or before the last trading day prior to the date of the prospectus relating to the exchange offer,

                    o any such person, entity or group which had publicly disclosed such ownership on or prior to such date shall acquire additional shares of IMS Health common stock or Cognizant class A common stock, as the case may be, constituting more than two percent of the outstanding shares of IMS Health common stock or Cognizant class A common stock, or

                    o any new group shall have been formed that beneficially owns more than five percent of the outstanding shares of IMS Health common stock or shares of Cognizant class A common stock, which, in any of the above cases, in IMS Health's judgment makes it inadvisable to proceed with the exchange offer or accept any exchange of shares.

               If any of the above events occur, IMS Health may:

               o terminate the exchange offer and promptly return all tendered shares of IMS Health common stock to tendering stockholders;

               o extend the exchange offer and, subject to certain withdrawal rights, retain all tendered shares of IMS Health common stock until the extended exchange offer expires;

               o    amend the terms of the exchange offer; or

               o waive the unsatisfied condition and, subject to any requirement to extend the period of time during which the exchange offer is open, complete the exchange offer.

          These conditions are solely for the benefit of IMS Health. IMS Health may assert these conditions regardless of the circumstances giving rise to them. IMS Health may waive any condition in whole or in part at any time in IMS Health's discretion. IMS Health's failure to exercise its rights under any of the above conditions does not represent a waiver of these rights. Each right is an ongoing right that may be asserted at any time. All conditions must be satisfied or waived prior to the expiration of the exchange offer. Any determination by us concerning the conditions described above will be final and binding on all parties.

          If a stop order issued by the SEC is in effect with respect to the registration statement relating to the exchange offer, IMS Health will not accept any shares of IMS Health common stock tendered and will not exchange shares of Cognizant class B common stock for any shares of IMS Health common stock unless and until such stop order is no longer in effect or such registration statement is declared effective by the Securities and Exchange Commission.


                                      C-3